    As filed with the Securities and Exchange Commission on August 22, 2000.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 17, 2000



                           PETCO ANIMAL SUPPLIES, INC.
             (Exact name of registrant as specified in its charter)




    DELAWARE                        000-23574                  33-0479906
 (State or other                   (Commission              (I.R.S. Employer
  jurisdiction                     File Number)             Identification No.)
of incorporation)




                 9125 REHCO ROAD, SAN DIEGO, CALIFORNIA 92121
         (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (858) 453-7845

ITEM 5.  OTHER EVENTS.

         On August 17, 2000, Petco Animal Supplies, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits.
         ---------
         99.1     Press Release, dated August 17, 2000, issued by Petco Animal
                  Supplies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:             August 22, 2000    Petco Animal Supplies, Inc.


                                     By:   /s/ JAMES M. MYERS
                                           -----------------------------------
                                           James M. Myers
                                           Senior Vice President and
                                           Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                                                                                       Page
-----------                                                                                       ----
  99.1      Press Release, dated August 17, 2000, issued by Petco Animal
            Supplies, Inc.